SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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  X   Filed by the Registrant
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      Filed by a Party other than the Registrant
------


Check the appropriate box:

------
  X   Preliminary Proxy Statement
------

------
      Definitive Proxy Statement
------

------
      Definitive Additional Materials
------

------
      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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      Confidential, For Use of the Commission
------  Only (as permitted by Rule 14a-6 (e) (2))



                   IMMUCOR, INC. (Commission File No. 0-14820)
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

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   X  No fee required.
------

------
      Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.
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      (1)  Title of each class of securities to which transaction applies;

      (2) Aggregate number of securities to which transaction applies;

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filling fee is calculated and state how it was determined);

      (4) Proposed maximum aggregate value of transaction;

      (5) Total fee paid.

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      Fee paid previously with preliminary materials.
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      Check box if any part of the fee is offset as provided by Exchange Act
------  Rule 0-11 (a)(2) and identify the filing for which the offsetting fee
        was paid  previously.   Identify the previous filing by registration
        statement number or the form or schedule and the date of its filing.

      (1)  Amount previously paid;

      (2)  Form, Schedule or Registration Statement No.;

      (3)  Filing Party;

      (4)  Date Filed.

                                  IMMUCOR, INC.
                               3130 Gateway Drive
                                  P.O. Box 5625
                          Norcross, Georgia 30091-5625

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 4, 1999.

         Notice hereby is given that the 1999 Annual Meeting of Shareholders (the "Meeting") of Immucor, Inc. will be held on Thursday, November 4, 1999, at 4:00 p.m., local time, at the Holiday Inn Select-Peachtree Corners, 6050 Peachtree Industrial Blvd., Norcross, Georgia 30091 for the following purposes:

1. To elect eight directors as follows: (a) three directors to serve a three-year term, three directors to serve a two-year term, and two directors to serve a one-year term, or (b) if Proposal Number Two is not approved, eight directors to serve a one-year term;

2. To approve an amendment to the Company's articles of incorporation (the "Articles of Incorporation") to divide the Board of Directors into three classes;

3. To approve an amendment to the Articles of Incorporation to set the minimum size of the Board of Directors at three (3), and to limit the maximum size of the Board of Directors to thirteen (13) directors;

4. To approve an amendment to the Articles of Incorporation to limit removal of directors to instances where "cause" for such removal exists;

5. To authorize the issuance of Preferred Stock on terms and with such rights and preferences as may be determined from time to time by the Board of Directors;

6.       To authorize the issuance of additional shares of Common Stock;

7. To amend the Articles of Incorporation to require approval by a two-thirds majority of the shareholders to amend the Articles of Incorporation or Bylaws;

8. To ratify the adoption by the Board of Directors of bylaws which indemnify Immucor's executive officers; and

9. To transact such other business as properly may come before the Meeting or any adjournment thereof.

         Information relating to the above matters is set forth in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on September 28, 1999, will be entitled to receive notice of and to vote at the Meeting or at any adjournment thereof.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed envelope. If you attend the Meeting, you may, if you wish, revoke your Proxy and vote in person.

                                By Order of the Board of Directors,



                                STEVEN C. RAMSEY,
                                Secretary

                                October 1, 1999

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND THE MEETING AND VOTE IN PERSON.

                                  IMMUCOR, INC.
                               3130 Gateway Drive
                                  P.O. Box 5625
                             Norcross, GA 30091-5625

                                 PROXY STATEMENT

                FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 4, 1999.


         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Immucor, Inc. ("Immucor" or the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Thursday, November 4, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of the Meeting. The Annual Meeting will be held at 4:00 p.m., local time, at the Holiday Inn Select-Peachtree Corners, 6050 Peachtree Industrial Blvd., Norcross, Georgia 30091. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to shareholders on or about October 1, 1999. A copy of the Company's 1999 Annual Report is being mailed to the Company's shareholders along with this Proxy Statement.

         The record date for shareholders entitled to vote at the Meeting was Tuesday, September 28, 1999. On that date, the Company had outstanding and eligible to be voted __________ shares of Common Stock, $.10 par value ("Common Stock"), with each share entitled to one vote. There are no cumulative voting rights. The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         Any Proxy given pursuant to this solicitation may be revoked prior to the Meeting by delivering an instrument revoking it, by delivering a duly executed Proxy bearing a later date to the Secretary of the Company or by voting in person at the Annual Meeting. If a Proxy is properly completed and returned by the shareholder in time to be voted at the Annual Meeting and is not revoked prior to the vote, it will be voted at the Meeting in the manner specified therein. If the Proxy is returned but no choice is specified therein, it will be voted "FOR" the election to the Board of Directors of all the nominees listed below under "ELECTION OF DIRECTORS," (or any substitute nominee designated by the Board), "FOR" the amendment of the Articles of Incorporation to (a) Divide the Board of Directors into Three Classes, (b) Limit the Maximum Size of the Board of Directors to Thirteen Directors and to Require a Minimum Size of Three Directors, (c) Limit Removal of Directors to Only Those Instances Where "Cause" For Removal Exists, (d) Authorize the Issuance of Preferred Stock, (e) Authorize the Issuance of Additional Shares of Common Stock, (f) Require Approval by a Two-Thirds Majority of the Shareholders to Amend the Company's Articles of Incorporation or Bylaws, and "FOR" ratification of the Adoption by the Board of Directors of Bylaws which Indemnify Immucor's Executive Officers.

Proposal One--The Election of Eight Directors

Election of Directors

At the annual meeting of shareholders, eight directors, constituting the entire board of directors of the Company (the "Board of Directors"), are to be elected. If Proposal Two is adopted, eight directors will be elected for the terms set forth below. If Proposal Two is not adopted, eight directors will be elected to hold office until the next annual meeting of shareholders (that is, until the annual meeting of shareholders held in the year 2000) or until their successors are duly elected and qualified.

In either case, directors will be elected by a plurality of the shares present and voting at the meeting. Unless contrary instructions are given, the proxies will be voted for the nominees listed below. It is expected that these nominees will serve, but if for any unforeseen cause any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

The nominees, their ages, the years in which they began serving as directors, and their business experience are set forth below.

                                                                       Director
Name                         Age   Position with Company                Since

Directors Nominated to Serve Until the 2002 Annual Meeting:
Edward L. Gallup              60   Chairman of the Board of              1982
                                    Directors, President and
                                    Chief Executive Officer
Didier L. Lanson              49   Director                              1989
Dennis M. Smith, Jr., M.D.    47   Director                              1998

Directors Nominated to Serve Until the 2001 Annual Meeting:
Ralph A. Eatz                 55   Director and Senior Vice              1982
                                   President-- Operations
G. Bruce Papesh               52   Director                              1995
Joseph E. Rosen               55   Director                              1998

Directors Nominated to Serve Until the 2000 Annual Meeting:
Dr. Gioacchino De Chirico     46   Director, Director of European        1994
                                    Operations and President of
                                    Immucor Italia S.r.l
Daniel T. McKeithan           75   Director                              1983


         Edward L. Gallup has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since its founding. Mr. Gallup has worked in the blood banking business for over 34 years.

         Ralph A. Eatz, who has been working in the blood banking reagent field for over 30 years, has been a director and Vice President - Operations of the Company since its founding, and Senior Vice President - Operations since December 1988.

         Dr. Gioacchino De Chirico has been Director of European Operations since May 1998 and President of Immucor Italia S.r.l. since February 1994. From 1989 until 1994, he was employed in the United States by Ortho Diagnostic Systems, Inc., a Johnson and Johnson Company, as General Manager, Immunocytometry, with worldwide responsibility. From 1979 until 1989, he was with Ortho Diagnostic Systems, Inc., in Italy, where he began as a sales representative and held several management positions, including Product Manager and European Marketing Manager for Immunology and Infectious Disease products. Immucor Italia S.r.l. was acquired by the Company on September 30, 1991.

         Daniel T. McKeithan has been a director of the Company since February 1983. Since 1986, he has served as a consultant to health care companies. From April 1979 until March 1986 he was employed by Blood Systems, Inc., a supplier of blood and blood products, as a general manager and as Executive Vice
President of Operations. Mr. McKeithan also has 30 years experience in pharmaceutical and diagnostic products with Johnson and Johnson, Inc., including Vice President - Manufacturing of the Ortho Diagnostic Systems Division.

         Didier L. Lanson has been a director of the Company since October 1989. Since September 1, 1999, he has served as CEO of a start up company HLA-G Technologies in Paris, France. Based on proprietary discoveries on the role of HLA in tolerance induction, HLA-G Technologies develops products in the field of transplantation, cancer therapy and dermatology. From September 1992 until March 1999, he served as Vice President, Europe ('92-97) and Vice President Global Operations and International Affairs ('97-'99) of SyStemix Inc., a Novartis Company. SyStemix Inc. is primarily engaged in the development of cellular and gene therapy products. He was a Director and the President and CEO of Diagnostics Transfusion ("DT"), a French corporation which develops, manufactures and distributes reagent products, and Vice President Business Development of ESPACE VIE, a French corporation which develops and markets pharmaceutical blood based products and biotech products, from 1987 until December 1991.

         G. Bruce Papesh has been a director of the Company since December 1995. He is a co-founder of Dart, Papesh & Co., a Lansing, Michigan based company that provides investment consulting and other financial services. He has served as President of Dart, Papesh & Co. Inc., since 1987. Mr. Papesh has over 28 years of experience in investment services while serving in stock broker, consulting and executive management positions. Mr. Papesh also serves as a Director, Audit Committee Member, and Secretary of Neogen Corporation, an agricultural biotechnology company.

         Dennis M. Smith, Jr., M.D. has been a director of the Company since April 1998. He currently is, and for the last five years has been, the Chairman of the Section of Pathology and the Director of Laboratories at Columbia Memorial Hospital in Jacksonville, Florida. In addition to these duties, Dr. Smith is a member of the Board of Directors of Medical Equity Partners, Jacksonville, Florida; Vice President of Laboratory Physicians, St. Petersburg, Florida; and Managing Director, Florida Region of AmeriPath, Inc. Dr. Smith is a past president of the American Association of Blood Banks and is currently Chairman of the Board of Trustees of the National Blood Foundation. He has over 19 years of experience in the medical field.

         Joseph E. Rosen has been a director of the Company since April 1998. He has been employed by Sera-Tec Biologicals since its inception in 1969 and has served as its President for the past fifteen years. Mr. Rosen is currently serving as Chairman of the Board of the American Blood Resources Association, the plasma industry trade group, and has been a member of the Board of Directors of several public and private health care companies. He has over 25 years of experience in the blood banking industry.

Executive Officers

Name                      Age        Position with Company                                Since

Edward L. Gallup           60    President and Chief Executive Officer                    1982
Ralph A. Eatz              55    Senior Vice President-- Operations                       1982
Dr. Gioacchino De Chirico  46    Director of European Operations and                      1994
                                  President of Immucor Italia S.r.l
Steven C. Ramsey           50    Vice President-- Chief Financial Officer and Secretary   1998
Patrick Waddy              42    President of Dominion Biologicals Limited and            1996
                                  European Finance Director


The career synopses of certain Executive Officers not listed below is contained in the previous section entitled "Election of Directors."

         Steven C. Ramsey has been Vice President and Chief Financial Officer since March 1998. Prior to such time, Mr. Ramsey worked for six years at International Murex Technologies Corporation, the last three as Chief Financial Officer. He has more than 25 years of financial management experience.

         Patrick Waddy has been the European Finance Director since March 1999. Mr. Waddy has been with Dominion Biologicals Limited since March 1988 and has served as President for the past five years. The Company acquired Dominion Biologicals in December 1996.

         There are no family relationships among any of the directors or executive officers of the Company.

         For information concerning the number of shares of the Company's Common Stock held by each nominee, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES WHOSE NAMES APPEAR ABOVE AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of September 28, 1999, the number of shares of Common Stock of Immucor beneficially owned by each director and other reporting insiders of the Company, and by each person known to the Company to own more than 5% of the outstanding shares of Common Stock, and by all of the executive officers and directors of the Company as a group.

Name of Beneficial Owner              Amount and Nature of
(and address for those              Beneficial Ownership of        Percent
owning more than five percent)                (1)                of Class(1)
------------------------------                ---                -----------

Edward L. Gallup                           259,357  (2)             3.4%

Ralph A. Eatz                              337,526  (2)             4.4%

Dr. Gioacchino De Chirico                   75,000  (3)               *

Steven C. Ramsey                             5,000                    *

Patrick D. Waddy                           271,139  (4)             3.5%

Didier L. Lanson                            13,750  (5)               *

Daniel T. McKeithan                         58,778  (5)               *

G. Bruce Papesh                              5,500  (6)               *

Dennis M. Smith, Jr., M.D.                  45,312                    *

Joseph E. Rosen                              5,750  (7)               *

Wellington Management Co. LLP              405,000  (8)             5.3%
75 State Street
Boston, MA  02109

All directors and executive officers     1,077,112                 14.0%
as a group (ten persons)


         * less than 1%.


(1) Pursuant to Rule 13-3(d)(1) of the Securities Exchange Act of 1934, the persons listed are deemed to beneficially own shares of the Company's Common Stock if they have a right to acquire such stock within the next sixty days, such as by the exercise of stock options, and any such common stock not presently outstanding shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Includes for Messrs. Gallup and Eatz an option to acquire 89,250 shares at an exercise price of $9.33 and an option to acquire 60,000 shares at an exercise price of $6.00.

(3) Includes a currently exercisable option to acquire 15,000 shares of Common Stock at an exercise price of $6.00 and an option to acquire 60,000 shares of Common Stock at an exercise price of $6.00.

(4) Includes 201,139 5-year warrants at an exercise price of $12.00 and 50,000 10-year warrants at an exercise price of $11.98 issued in connection with the acquisition of Dominion Biologicals Limited.

(5) Includes a currently exercisable option to acquire 3,750 shares at $5.40 per share and a currently exercisable option to acquire 10,000 shares at $6.00 per share.

(6) Includes 400 shares over which Mr. Papesh shares investment power in his role as an investment advisor and a currently exercisable option to acquire 5,000 shares at $8.00 per share.

(7) Includes a currently exercisable option to acquire 3,750 shares at $5.40 per share.

(8) Wellington Management Co. LLP ("WMC") reported in a Schedule 13G dated February 9, 1999, that WMC in its capacity as an investment adviser may be deemed to beneficially own 405,000 shares or 5.3% of the Company, which are held of record by clients of WMC. WMC indicated that it had the shared power to vote or direct the vote of 361,000 shares and shared power to dispose or to direct the disposition of 405,000 shares and that it had no sole power to vote or dispose of the shares.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings of the Board and through committees established in accordance with the Company's Bylaws. The Board of Directors has established an Audit Committee which has the responsibility of reviewing the Company's financial statements with management and the independent auditors prior to the publication of such statements and determining that all audits and examinations required by law are performed. Messrs. McKeithan, Lanson and Papesh are members of the Company's Audit Committee. The Board of Directors has also established a Stock Option Committee which has the authority to grant stock options to employees from time to time and to administer the Company's various stock plans. Messrs. Gallup, Eatz, Rosen and Dr. Smith are members of the Company's Stock Option Committee. The Stock
Option Committee may not grant options to any of the Company's Executive Officers without the approval of the Compensation Committee. The Compensation Committee established by the Board is responsible for setting the annual compensation of the Company's executive officers. Messrs. McKeithan, Lanson and Papesh are members of the Compensation Committee. The Board does not have a standing nominating committee.

         The Board of Directors met nine times, the Audit Committee met five times, the Compensation Committee met once, and the Stock Option Committee met eight times during the fiscal year ended May 31, 1999. Each Director attended at least 75% of the total of all meetings of the Board of Directors and any committee on which he served.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee has responsibility for determining the types and amounts of executive compensation, including setting the number of stock options that can be granted to executive officers as a group. Messrs. McKeithan, Papesh and Lanson are members of the Compensation Committee. The Stock Option Committee determines the number of shares to be granted to individual executive officers. Messrs. Gallup, Eatz, Rosen and Smith are members of the Stock Option Committee. Mr. Ramsey attends the meetings of the Compensation Committee at the request of the Board of Directors. Neither Mr. McKeithan, Mr. Papesh, Mr. Lanson, Mr. Rosen nor Dr. Smith are, nor have they ever been, officers or employees of the Company. Edward L. Gallup and Ralph A. Eatz are the founders of the Company, have been directors and executive officers of the Company since its inception, and each of them participates in decisions on all stock options granted.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation earned by the Company's Chief Executive Officer and all of the Company's other executive officers for services rendered in all capacities to the Company for the last three fiscal years.



                           SUMMARY COMPENSATION TABLE
                                                                                           Long Term
                                                                                         Compensation
                                                  Annual Compensation                       Awards
                                     -----------------------------------------------    ----------------

                                                                                          Securities
             Name and                                               Other Annual          Underlying            All Other
        Principal Position               Year       Salary        Compensation (1)        Options (2)       Compensation (3)
------------------------------------    -------    ----------    -------------------    ----------------    ------------------

Edward L. Gallup                         1999        $206,601           $29,609             80,000                 $55,209
Chairman of the Board, President         1998         190,253            35,619                  -                   4,752
and Chief Executive Officer              1997         183,993            33,415                  -                   4,812

Ralph A. Eatz                            1999         200,579            20,830             80,000                  55,177
Director and Senior Vice                 1998         185,091            29,628                  -                   4,726
President - Operations                   1997         178,593            28,108                  -                   4,782

Dr. Gioacchino De Chirico (4)            1999         175,565            13,100             80,000                       -
President,  Immucor Italia,  S.r.l.      1998         150,575            12,752                  -                       -
and
Director of European Operations          1997         177,188            13,021                  -                       -

Steven C. Ramsey (5)                     1999         178,946                 -             30,500                       -
Vice President - Chief Financial         1998          14,385                 -             30,000                       -
Officer and Secretary

Patrick Waddy (6)                        1999          69,260             2,500             30,500                  25,719
President of Dominion Biologicals        1998          70,822                 -                  -                   3,541
Limited and European Finance             1997          34,438                 -            251,139                   1,722
Director

Josef Wilms (7)                          1999               -                 -                  -                       -
Former President, Immucor GmbH           1998          29,156             2,408                  -                  75,461
                                         1997         193,548            16,093                  -                       -


(1) Includes the value of life insurance premiums and an allowance for automobile expenditures for each of the above named executive officers as follows: For 1999 - for Mr. Gallup, Eatz, De Chirico and Waddy, life insurance premiums of $20,009, $11,230, $3,500 and $2,500 respectively, and an allowance for automobile expenditures for Mr. Gallup, Eatz and Dr. De Chirico of $9,600 each. For 1998 - for Mr. Gallup, Eatz, Wilms, and De Chirico, life insurance premiums of $26,019, $20,028, $317 and $3,152, respectively, and an allowance for automobile expenditures for Mr. Gallup, Eatz and Dr. De Chirico of $9,600 each, and for Mr. Wilms $2,091. For 1997 - for Mr. Gallup, Eatz, Wilms, and De Chirico, life insurance premiums of $23,815, $18,508, $1,898, and $3,421, respectively, and an allowance for automobile expenditures for Mr. Gallup, Eatz, and Dr. De Chirico of $9,600 each and for Mr. Wilms $14,195.

(2) Includes stock options granted for each of the above named officers as follows: For 1999 - for Mr. Gallup, Eatz, and De Chirico 25,000 shares each and 7,500 shares for Mr. Ramsey and Waddy under the 1995 Stock Option Plan to purchase shares of the Company's Common Stock at an exercise price of $9.6875. 50% of the options are exercisable beginning July 31, 2000, and 25% per year thereafter. For Mr. Gallup, Eatz, and De Chirico 55,000 shares each and 23,000 shares for Mr. Ramsey and Waddy under the 1998 Stock Option Plan to purchase shares of the Company's Common Stock at an exercise price of $9.375. 50% of the options are exercisable beginning April 9, 2001, and 25% per year thereafter. For 1998 - represents options granted to Mr. Ramsey under the 1995 Stock Option Plan to purchase shares of the Company's Common Stock at an exercise price of $8.38. 50% of the options are exercisable beginning April 20, 2000, and 25% per year thereafter. For 1997 - represents 201,139 5-year warrants at an exercise price of $12.00 and 50,000 10-year warrants at an exercise of $11.98 issued in connection with the acquisition of Dominion Biologicals Limited.

(3) Represents amounts the Company contributed to the 401(k) retirement plan on behalf of the named executive officers, a bonus for Mr. Gallup and Eatz of $50,000 and Mr. Waddy of $22,256, in 1999, and Mr. Wilms' consulting fees for August 1 through December 31, 1997.

(4) For 1999 - includes a bonus of $50,000 for Dr. De Chirico which is included in the Annual Compensation of Salary.

(5) For 1999 - includes a bonus of $8,000 for Mr. Ramsey which is included in the Annual Compensation of Salary. Mr. Ramsey assumed the position of Vice President and Chief Financial Officer in April 1998.

(6) Mr. Waddy became an employee of the Company upon the acquisition of Dominion Biologicals Limited in December 1996.

(7) Mr. Wilms resigned as President of Immucor GmbH in July 1997 and was retained as a consultant until December 31, 1997.


Stock Options

         Options Granted. During the fiscal year ended May 31, 1999, stock options were granted to Mr. Gallup, Eatz, De Chirico, Ramsey and Waddy under the 1995 Stock Option Plan and the 1998 Stock Option Plan.

         The table below sets forth information regarding the options granted during the fiscal year ended May 31, 1999 to the executive officers listed in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                  Individual Grants
-------------------------------------------------------------------------------------- ----------------------------
                                 Number of     % of Total                              Potential Realizable Value
                                 Securities      Options                               at Assumed Annual Rates of
                                 Underlying    Granted to     Exercise                  Stock Price Appreciation
                                  Options     Employees in     or Base    Expiration         for Option Term
                                      Price
                                                                                       ----------------------------
Name                            Granted (#)    Fiscal Year    ($/share)      Date           5%            10%
------------------------------  ------------- -------------- ------------ ------------ -------------  -------------

Edward L. Gallup (1)                  25,000      3.2%         $9.6875     07/31/08       $ 152,300      $ 386,000
Edward L. Gallup (2)                  55,000      7.0%         $9.3750     04/09/09         324,300        821,800

Ralph A. Eatz (1)                     25,000      3.2%         $9.6875     07/31/08         152,300        386,000
Ralph A. Eatz (2)                     55,000      7.0%         $9.3750     04/09/09         324,300        821,800

Dr. Gioacchino De Chirico (1)         25,000      3.2%         $9.6875     07/31/08         152,300        386,000
Dr. Gioacchino De Chirico (2)         55,000      7.0%         $9.3750     04/09/09         324,300        821,800

Steven C. Ramsey (1)                   7,500      1.0%         $9.6875     07/31/08          45,700        115,800
Steven C. Ramsey (2)                  23,000      2.9%         $9.3750     04/09/09         135,600        343,700

Patrick Waddy (1)                      7,500      1.0%         $9.6875     07/31/08          45,700        115,800
Patrick Waddy (2)                     23,000      2.9%         $9.3750     04/09/09         135,600        343,700






(1) Stock options granted under the 1995 Stock Option Plan with 50% of the options exercisable beginning July 31, 2000, and 25% per year thereafter.
(2) Stock options granted under the 1998 Stock Option Plan with 50% of the options exercisable beginning April 9, 2001, and 25% per year thereafter.

Option Holdings

The table below presents information concerning option exercises during the past fiscal year and the value of unexercised options held as of the end of the fiscal year by each of the individuals listed in the Summary Compensation Table.

                          FISCAL YEAR-END OPTION VALUES

                                                                 Number of Securities
                                Shares                          Underlying Unexercised             Value of Unexercised
                             Acquired On         Value                Options at                 In-the-Money Options at
                               Exercise        Realized             May 31, 1999                    May 31, 1999 (1)
                                                              Exercisable   Unexercisable    Exercisable   Unexercisable
                             -------------     ----------    ------------------------------    -----------------------------


Edward L. Gallup                        -              -     149,250        80,000            $654,266       $232,188

Ralph A. Eatz                           -              -     149,250        80,000             654,266        232,188

Dr. Gioacchino De Chirico               -              -      75,000        80,000             478,125        232,188

Steven C. Ramsey                        -              -      -             60,500             -              209,156

Patrick Waddy                           -              -     251,139        30,500              95,177         89,153



 (1) Based on the difference between the exercise price and the closing price for the Common Stock on May 31, 1999, of $12.375 as reported by NASDAQ.

Employment Contracts, Termination of Employment and Change of Control
Arrangements

         The Company has in effect employment agreements (the "Agreements") with five of its executive officers and certain key managers. The Company entered into written employment agreements with Edward L. Gallup and Ralph A. Eatz on October 13, 1998. Each agreement is for a five-year term and automatically renews for a five-year term, unless sooner terminated. The agreements provide base salaries for Mr. Gallup and Mr. Eatz of $211,219 and $205,041, respectively. The agreements also contain covenants prohibiting Mr. Gallup and Mr. Eatz from disclosing confidential information and from competing with the Company, both during and for specified periods after the termination of their employment.

         The agreements with Mr. Gallup and Mr. Eatz obligate the Company to make certain payments to them in certain circumstances if their employment is terminated. If the Company terminates the employment of Mr. Gallup or Mr. Eatz "without cause", then Mr. Gallup or Mr. Eatz would continue to be compensated at a rate equal to their average annual compensation (that is, their base salary plus their average bonus over the last two years) for the remainder of the five year period as renewed, and such amounts would be paid over such period of time rather than in a lump sum. "Cause" is defined in the agreements generally to include dishonesty, embezzlement, continuing inability or refusal to perform reasonable duties assigned to him, and moral turpitude. If the Company terminates the employment of Mr. Gallup or Mr. Eatz within two years after a change of control, or if Mr. Gallup or Mr. Eatz terminate their own employment within 60 days after a change of control, then the Company instead must pay Mr. Gallup or Mr. Eatz a lump sum equal to five times their average annual compensation, plus certain additional amounts to compensate Mr. Gallup or Mr. Eatz if such payments subject Mr. Gallup or Mr. Eatz to a federal excise tax under Section 4999 of the Internal Revenue Code. The Company's agreement to compensate these executives in connection with a change of control is designed to secure for the Company such executives' full time and attention to negotiate the best deal for the Company and its shareholders in the event of a change of control without such executives being distracted by the effects of such change of control upon their own financial interest.

         The Company has in effect an employment agreement with Dr. Gioacchino De Chirico entered into on December 31, 1993. The Agreement renews for a period of five years from each anniversary date unless sooner terminated based upon sales performance of Immucor Italia. The Company may only terminate the employment agreement "for cause", as defined in the agreement. If the Company terminates the employment of the Employee "without cause", the Employee would receive his base annual salary for the remainder of the five year period as renewed upon such termination. On October 13, 1998 the Company entered into a Severance Agreement with Dr. De Chirico which clarifies the rights and obligations of the parties in the event of a change of control. If the Company terminates the employment of Dr. De Chirico within two years after a change of control, or if he terminates his own employment within 60 days after a change of control, then the Company instead must pay Dr. De Chirico a lump sum equal to five times his average annual compensation. Dr. De Chirico has agreed to refrain from competition with Immucor Italia, S.r.l. following the termination of the agreement for a period of two years if he is terminated without cause, and for a period of four years if he is terminated for cause or if he voluntarily terminates the agreement.

         The Company has in effect an employment agreement with Mr. Steven C. Ramsey entered into on October 13, 1998 which clarifies the rights and obligations of the parties in the event of a change of control. If the Company terminates the employment of Mr. Ramsey within two years after a change of control, or if he terminates his own employment within 60 days after a change of control, then the Company instead must pay Mr. Ramsey a lump sum equal to two times his average annual compensation. The Agreement renews for a period of twelve months from each anniversary date unless sooner terminated. Mr. Ramsey has agreed to refrain from competition with Immucor for a period of two years after his employment has terminated and for any additional period that he is compensated by the Company.

         The Company has in effect an employment agreement with Mr. Patrick Waddy entered into on October 13, 1998 which clarifies the rights and obligations of the parties in the event of a change of control. If the Company terminates the employment of Mr. Waddy within two years after a change of control, or if he terminates his own employment within 60 days after a change of control, then the Company instead must pay Mr. Waddy a lump sum equal to two times his average annual compensation. The Agreement renews for a period of twelve months from each anniversary date unless sooner terminated. Mr. Waddy has agreed to refrain from competition with Immucor for a period of two years after his employment has terminated and for any additional period that he is compensated by the Company.

Compensation Committee Report

Executive Officer Compensation

         Daniel T. McKeithan, Didier L. Lanson and G. Bruce Papesh are the members of the Compensation Committee of the Company's Board of Directors which was formed on November 10, 1992. The Compensation Committee annually determines the salary, incentive bonus and other compensation to be provided to the Company's executive officers. The Committee believes the Board must act on the shareholders' behalf when establishing executive compensation programs, and the Committee has developed a compensation policy which is designed to attract and retain qualified key executive officers critical to the Company's overall long-term success. As a result, the Committee develops a base salary, bonus incentive, and other long-term incentive compensation plans for its executive officers.

         Base Salary. The base salaries for the executive officers are governed by the terms of their employment agreements. See "Employment Contracts, Termination of Employment and Change of Control Arrangements" above. The employment agreements contain the general terms of each officer's employment and establish the minimum compensation that such officers are entitled to receive, but do not prohibit, limit or restrict these officers' ability to receive additional compensation from the Company, whether in the form of base salary, bonus, stock options or otherwise. In determining whether the base salaries of the executive officers should be increased, the Committee considers numerous factors including the qualifications of the executive officer and the amount of relevant individual experience the executive officer brings to the Company, the financial condition and results of operations of the Company, and the compensation necessary to attract and retain qualified management.

         The Compensation Committee awarded four percent (4%) increases in the base salaries of the executive officers in August 1997, a ten percent (10%) increase in August 1998 and a four percent (4%) increase in August 1999.

         Incentive Bonus. Each year the Compensation Committee recommends to the Board of Directors an incentive cash bonus pool to be paid to the Company's executive officers, as well as all other managers within the Company, based upon the Company's operating results. The amount of the bonus pool varies from year to year at the discretion of the Compensation Committee. During the fiscal years ended May 31, 1997 and 1998, no bonuses were paid. A bonus in the amount of $50,000 was paid to Messrs. Gallup and Eatz and Dr. De Chirico during fiscal year ended May 31, 1999.

         Long-Term Incentives. The Company's stock option program is the Company's primary long-term incentive plan for executive officers and other key employees. The Compensation Committee reviews the financial performance of the Company, such as increases in income from operations and earnings per share, in determining whether options should be granted, the number of options to be granted, and the number of options that can be granted to executive officers as a group. The Stock Option Committee then determines the number of shares to be granted to individual executive officers. In this way, the long-term compensation of executive officers and other key employees are aligned with the interests of the Company's shareholders. As a result, each key individual is provided a significant incentive to manage the Company's performance from the perspective of an owner of the business with an equity stake. The number of shares subject to each option grant is based upon the executive officer's tenure, level of responsibilities and position within the Company. Stock options are granted at market price and will only increase in value if the Company's stock price increases. In addition, all stock option grants require various periods of minimum employment beyond the date of the grant in order to exercise the option. During 1995, the Company implemented the 1995 Stock Option Plan, a broad based plan, and issued options to executive officers and other key employees. No options were issued to executive officers in 1996 or 1997. During the fiscal year ended May 31, 1998, stock options were granted to Mr. Ramsey under the 1995 Stock Option Plan. Stock options were granted to Messrs. Gallup, Eatz, Ramsey and Waddy and Dr. De Chirico under the 1995 Stock Option Plan and the 1998 Stock Option Plan during fiscal year ended May 31, 1999.

Chief Executive Officer Compensation

         No statistical criteria were used to establish the compensation of Mr. Gallup, but rather his base salary, stock options and portion of the bonus pool, if any, were subjectively determined taking into account that he was one of the founders of the Company, has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since 1982, and has worked in the blood banking business for over 34 years. The Compensation Committee believes the salary paid and the options granted to Mr. Gallup will help align his interests with those of the Company and its shareholders. No bonus was earned by, or options granted to, Mr.
Gallup in 1997 or 1998.

Section 162(m) of the Internal Revenue Code

         Section 162(m) of the Internal Revenue Code limits, with certain exceptions, the Company's corporate tax deduction for compensation paid to certain officers of the Company to no more than $1,000,000 per executive per year. Given the current level of compensation paid to the executive officers of the Company, the Company has not needed to address Section 162(m).

         Compensation Committee Members      Stock Option Committee Members
                  Daniel T. McKeithan                Edward L. Gallup
                  Didier L. Lanson                   Ralph A. Eatz
                  G. Bruce Papesh                    Joseph E. Rosen
                                                     Dennis M. Smith, Jr., M.D.

Performance Graph

         The following performance graph compares the cumulative total shareholder return on an investment of $100 in the Common Stock of the Company for the last five fiscal years with the total return of the S & P 500 and a Peer Group Index for the Company's last five fiscal years. With the acquisition of Gamma Biologicals, Inc. during fiscal year ended May 31, 1999, there is no longer any public company engaged in the blood bank reagent business that is not a division of a larger publicly-held company. For this reason the Peer Group
Index has been modified to include Biopool International, Inc., Biosite Diagnostics, Inc., Hycor Biomedical, Inc. and Meridian Diagnostics, Inc.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS*

COMPARISON OF CUMULATIVE TOTAL RETURNS*


                               STARTING
                                 BASIS
DESCRIPTION                      1994             1995             1996              1997             1998             1999

IMMUCOR INC (%)                                    82.50            32.88            -26.80            -2.82            43.48
IMMUCOR INC ($)                 $100.00          $182.50          $242.50           $177.50          $172.50          $247.50

S & P 500 (%)                                      20.19            28.44             29.41            30.68            21.03
S & P 500 ($)                   $100.00          $120.19          $154.37           $199.77          $261.07          $315.96

PEER GROUP ONLY (%)                                15.15            57.35            -29.07            41.25           -29.88
PEER GROUP ONLY ($)             $100.00          $115.15          $181.19           $128.52          $181.54          $127.29

PEERS + YOUR COMPANY (%)                           32.22            48.75            -28.60            31.91           -18.40
PEERS + YOUR COMPANY ($)        $100.00          $132.22          $196.68           $140.42          $185.24          $151.16


               ASSUMES INITIAL INVESTMENT OF $100 ON JUNE 1, 1994
                 *TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS
               NOTE: TOTAL RETURNS BASED ON MARKET CAPITALIZATION


Compensation of Directors


         Members of the Board of Directors, who are not also executive officers of the Company, receive $500 per meeting and are reimbursed for all travel expenses to and from meetings of the Board. In addition, the Company provides each of the non-employee directors a grant of an option to purchase shares of the Company's Common Stock upon their election as a director at the stock's then current fair market value, and at the direction of the Board, they may receive additional options. The amount of shares subject to the option is determined at the time of the grant, and no such options were granted in the recently-completed fiscal year. Messrs. McKeithan and Lanson hold 13,750 options each and Messrs. Papesh, Rosen and Dr. Smith hold 10,000 options each to purchase shares of the Company's Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended May 31, 1999, all filing requirements applicable to its executive officers, directors and owners of more than ten percent of the Company's Common Stock were complied with.

Certain Relationships and Related Transactions.

         The Company's German subsidiary, Immucor Mediziniche Diagnostik GmbH ("Immucor GmbH"), leases approximately 1,566 square meters of space from a corporation of which Josef Wilms' son is a majority stakeholder. Josef Wilms was formerly the President of Immucor GmbH and a director of the Company. Rental payments for the 1998 fiscal year totaled $184,500, and the lease term extends through April 2009.

         In fiscal 1997, Josef Wilms, the former president of Immucor GmbH, borrowed, prior to his resignation, $300,000 from the Company at 6% interest, secured by his warrants to purchase 143,750 shares of the Company's Common Stock. At May 31, 1998 the amount outstanding under the loan was $167,000, and at July 14, 1998 the loan including accrued interest was fully paid.

         In July 1997, management of the Company discovered that Mr. Wilms had caused Immucor GmbH to make unauthorized loans to him since 1994. The amounts advanced were documented in the records of Immucor GmbH, including interest rates ranging from 7.75% to 9.5%, and were generally paid down by the end of each accounting period, but were not disclosed to the Company's management. The largest aggregate amounts outstanding under the Immucor GmbH loans were $29,600 in fiscal 1994, $290,000 in fiscal 1995, $669,000 in fiscal 1996 and $1,311,000 in fiscal 1997. At May 31, 1998, the outstanding amount under the Immucor GmbH loan was approximately $528,000 and at May 31, 1999 the aggregate amounts receivable were approximately $141,000.

         Mr. Wilms and his family granted liens on certain property owned by them in Germany and Portugal to collateralize the loans from the Company and Immucor GmbH, and Mr. Wilms has agreed to grant liens on additional property owned by him and located in the United States.

         Mr. Wilms had agreed to pay all amounts borrowed from the Company and Immucor GmbH, plus interest at 8.25%, by October 31, 1997. Although the loans had not been repaid by October 31, 1997, the Company agreed to extend the date for payment of these loans to December 31, 1997 based upon the Company's belief that Mr. Wilms had been working diligently to liquidate the collateral to obtain funds. At December 31, 1997, as Mr. Wilms had not fully repaid these amounts, the Company began to arrange the sale of some or all of the collateral to the extent necessary to recover the unpaid balance of the loan. Since December 31, 1997 and up to May 31, 1999 the Company had arranged the sale of collateral reducing the debt to approximately $141,000.

         As of August 9, 1999 the entire unauthorized loan balance owed to the Company by Mr. Wilms plus accrued interest as well as incidental collection expenses allowable under German law have been paid to the Company. In addition, Mr. Wilms agreed to pay and has paid an amount equal to Immucor's outstanding trade receivable totaling approximately $320,000 from Diag Human, a company Mr. Wilms owed monies to, on behalf of Diag Human. The remaining collateral has been released to Mr. Wilms.

         Mr. Wilms has had no continuing employment or consulting relationships with Immucor, Inc. or Immucor GmbH since December 31, 1997.


         In connection with the acquisition of Dominion Biologicals Limited in December 1996, the Company issued subordinated promissory notes to the former shareholders of Dominion totaling $4,228,200, bearing interest at 6% payable semiannually with principal due in December 1999. The outstanding balance of the subordinated promissory notes was $3,894,800 and $3,941,200 at May 31, 1999 and 1998, respectively, including $1,637,500 and $1,656,600 owed to Patrick Waddy, the President of Dominion Biologicals Limited at May 31, 1999 and 1998, respectively, who became an executive officer of Immucor during the recently completed fiscal year.

                      Special Note Regarding Anti-Takeover
                     Effects of Proposals Two Through Seven

In Proposals Two through Seven, the Board of Directors seeks shareholder approval of six different amendments to the Articles of Incorporation of the Company (the "Articles of Incorporation"). Generally, the proposed amendments affect: (i) the structure of the Board of Directors and the shareholders' ability to change the Board of Directors, (ii) the amount and type of stock that can be issued by the Company, and (iii) limitation on the shareholders' ability to amend the Articles of Incorporation or Company's Bylaws (the "Bylaws") in the future. The Georgia Business Corporation Code (the "GBCC") requires the approval of the shareholders in order for the Company to make these amendments to its Articles of Incorporation.

Each proposal, including the reasons for the proposal and the effect of the proposal, is discussed more thoroughly later in this proxy statement. However, each of these proposals has in common the fact that they may impede or prevent a "takeover" of the Company (a change in the composition of the Board of Directors that is not approved in advance by the current Board of Directors), even where such a takeover is supported by a majority of the shareholders. The general discussion in this introduction to Proposals Two through Seven is intended to supplement the more specific discussion of each of Proposals Two through Seven provided later in this Proxy Statement.

The full text of all of the proposed amendments is attached to this Proxy Statement as Exhibit A. The following description of the proposed amendments is qualified in its entirety by reference to Exhibit A.

Reasons for the Proposals

The Board of Directors of the Company is asking shareholders to approve the proposed amendments to the Articles of Incorporation in order to discourage certain transactions which involve an actual or threatened change of control of the Company. The proposed amendments are designed to make it more difficult and time consuming to change majority control of the Board of Directors and thus to reduce the vulnerability of the Company to an unsolicited offer to take control of the Company, particularly an offer that does not contemplate the acquisition of all of the Company's outstanding shares, or for the restructuring or sale of all or part of the Company. As more fully described below, the Board believes that, as a general rule, such unsolicited offers are not in the best interests of the Company and its shareholders.

In the past, third parties have accumulated substantial stock positions in public companies as a prelude to a takeover or a restructuring or sale of all or part of the company or other similar extraordinary corporate action. Such actions are often undertaken by a third party without advance notice or consultation with management of the company. In many cases, the purchaser seeks representation on the company's Board of Directors in order to increase the likelihood that its proposal will be implemented. If the company resists the efforts of the purchaser to obtain representation on the company's Board, the purchaser may commence a proxy contest to have its nominees elected to the Board in place of certain directors or in place of the entire Board. In some cases, the purchaser may not truly be interested in taking over the company, but uses the threat of a proxy fight and/or a bid to take over the company as a means of forcing the company to repurchase its equity position at a substantial premium over market price.

The Board of Directors of the Company believes that an imminent threat of removal of the Company's management severely would curtail its ability to negotiate effectively with such purchasers. Management would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. If the real purpose of a takeover bid is to force the Company to repurchase an accumulated stock interest at a premium price, management faces the risk that if it does not repurchase the purchaser's stock interest, the Company's business and management will be disrupted, perhaps irreparably. On the other hand, such a repurchase would divert valuable corporate resources to the benefit of a single shareholder.

None of these proposals are being proposed in response to any specific proposal or threat. These measures are being proposed at this time following a routine review by the Board of Directors of the Company's takeover defenses. This review was prompted by the normal expiration of the Company's Rights Agreement which was first adopted ten years ago.

These proposals are intended to work together and complement each other and, except for this fact, are not part of a plan by the Board of Directors to adopt a series of such proposals. The Board of Directors does not intend to adopt other anti-takeover measures in the future or solicit proxies in the future with respect to other takeover defenses.

Effects of the Proposals

The specific purpose and effect of each amendment is discussed later in this proxy statement. However, all of the amendments have in common the fact that they may significantly limit the ability of shareholders of the Company to change the composition of the incumbent Board of Directors and to benefit from certain transactions which would be required to be approved by the incumbent Board of Directors. Accordingly, before voting on the proposed amendments, shareholders are urged to read carefully the following sections of this Proxy Statement which describe each proposed amendment and its purposes and effects, as well as Exhibit A to this proxy statement which sets forth the full text of the proposed amendments.

The proposed amendments generally are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Company's management and Board of Directors. The amendments would help ensure that the Board of Directors will have sufficient time to review any proposal and appropriate alternatives to such proposal and, if appropriate, to seek a premium price for the shareholders.

The proposed amendments cannot, and are not intended to, prevent a purchase of a majority of the equity securities of the Company nor are they intended to deter bids or other efforts to acquire such securities. Rather, the Board believes that the proposals will discourage disruptive tactics and takeovers at unfair prices or on terms that do not provide all shareholders with the opportunity to sell their stock at a fair price and encourage third parties who may seek to acquire control of the Company to initiate such an acquisition through negotiations directly with the board of directors. Therefore, the Board believes it will be in a better position to protect the interests of all shareholders. Although the proposals are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board, the overall effect of these proposals may be to discourage a third party from making a tender offer for a portion or all of the Company's securities, whether on a hostile or other basis, even though some or a majority of the Company's shareholders might support such an offer.

Takeovers  or  changes in  management  of the  Company  which are  proposed  and effected without prior consultation and negotiation with the Company's management are not necessarily detrimental to the Company and its shareholders. However, the Board feels that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

Nevertheless, the proposed amendments may have negative effects. The proposals will by design make more difficult or discourage a proxy contest, many mergers and tender offers, the assumption of control by a substantial shareholder, and the removal of incumbent management. The proposals, especially Proposal Seven in particular, which seeks to increase the required vote in order to amend the Articles of Incorporation and Bylaws in the future, will make it more difficult to alter the structure of the Company in the future. The proposals may also make more difficult the consummation of a given transaction, such as a merger or tender offer, even if it is favorable to the interests of shareholders. In addition, the existence of these defenses may in the future discourage attempts to gain control of the Company, proxy contests, tender offers, mergers, or other efforts to remove incumbent management. Further, these effects may result even in situations where the only reason for the proposed change of control is the unsatisfactory performance of the present directors.

Of course, anti-takeover measures have the effect of entrenching or extending the tenure of the incumbent directors and executive officers who proposed such measures. There is always a general concern that, in the face of a proposed takeover, incumbent directors may be motivated to preserve their own positions while being obligated to act in the best interests of the shareholders. Entrenchment of directors and senior management may diminish incentives to improve, and contribute to insulation from responsibility and accountability for, inadequate Company performance. Therefore, the existence of anti-takeover measures may have undesirable consequences.

Further, the amendments could also have the effect of discouraging a third party from making a tender offer otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its shareholders. The amendments may also make more difficult or discourage a proxy contest the object of which is unrelated to a change of control of the Company, and will have the effect of making it more difficult to change the composition of the Board of Directors generally.

The Company's Other Anti-Takeover Defenses

The Company's Articles of Incorporation do not contain any other provisions which the Company reasonably believes has anti-takeover effects. However, the Company, on April 20, 1999, distributed a dividend of one Rights to purchase additional shares of Immucor's Common Stock to each share of Common Stock pursuant to a Shareholders Rights Agreement with EquiServe Trust Company, N.A. as Rights Agent. The adoption of this Rights Agreement and the distribution of the rights dividend coincided with the expiration of a similar Rights Agreement first adopted by Immucor in 1989 and thereby replaced the former Rights Agreement.

The Rights Agreement, which is similar to agreements adopted by many other U.S. companies, is designed to enable Immucor shareholders to realize the full value of their investment and to provide for fair and equal treatment for all shareholders in the event that an unsolicited attempt is made to acquire Immucor. The adoption of the Rights Agreement was intended as a means to guard against abusive takeover tactics and is not in response to any particular proposal. The Rights cause substantial dilution to any person or group that attempts to acquire the Company on terms not approved by the Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired.

The Rights become exercisable only if a person acquires or makes an offer to acquire 20 percent or more of the Company's Common Stock without the approval of the Company's Board of Directors. If a person acquires 20 percent or more of Immucor's Common Stock without such approval, then all Rights holders except the person purchasing or offering to purchase 20% or more of the Company's Common Stock (and certain other persons, in certain circumstances) will have the right to buy Immucor Common Stock from Immucor at a significant discount. If the Rights are triggered, the immediate effect is to dilute such person's ownership of the Company. Even if the Rights are never triggered, the Rights are believed to have the effect of discouraging persons from making or attempting to make acquisitions of 20% or more of Immucor's Common Stock without negotiating directly with Immucor's Board of Directors.

The proposed amendments generally will not affect the Rights. However, to deter unsolicited takeovers, the Rights require the availability of a large amount of authorized but unissued stock or a large amount of other property, and the proposed authorization of additional Common Stock in Proposal Six (and the proposed authorization of Preferred Stock in Proposal Five) are expected to facilitate the operation of the Rights Agreement should the Rights ever be triggered.

Immucor's Articles of Incorporation and Bylaws contain other provisions that may have relevance in a contest for control of the Company but which probably are not properly characterized as takeover defenses. For example, Immucor's Bylaws contain procedural requirements with respect to proposals by shareholders or nominations for directors at special or annual meetings. Also, the Articles of Incorporation and Bylaws contain provisions which may affect management's decision making process during a contest for control. For example, Article Eleven of Immucor's Articles of Incorporation limits a director's personal liability to the Company for breaches of their duties as directors to an amount not exceeding the director's compensation for services as a director for the 12-month period preceding the breach, except for certain categories of breaches where such a limitation is not allowed by the GBCC, such as a misappropriation of any business opportunity of the Company, intentional misconduct or knowing violations of law, unlawful dividends, and transactions from which the director received an improper personal benefit. Similarly, the Bylaws and the GBCC obligate the Company to indemnify directors and executive officers in certain instances, more fully described in connection with Proposal Eight. Finally, certain officers and employees of the Company have employment agreements with the Company that require the Company to pay such employee a severance payment in the event the Company suffers a change of control and their employment terminates, whether voluntarily or involuntarily.

Other Matters

The Company's Articles of Incorporation do not permit cumulative voting in the election of Directors. Accordingly, the holders of a plurality of the votes cast by the shares entitled to vote in the election at a meeting of shareholders at which a quorum is present can elect all of the Directors then being elected.

No member of the Board of Directors has an interest in any matter being acted upon that is not shared on a pro rata basis by all shareholders, except for fact that Proposals Two through Seven may have the effect of making it more difficult for such directors to be removed from the Board of Directors and except to the extent that Mr. Gallup and Mr. Eatz, both of whom are members of the Board of Directors and executive officers of the Company, might benefit in the future (as executive officers) from the indemnification provided to executive officers by the bylaw which is the subject of Proposal Eight. Mr. Gallup and Mr. Eatz serve as Chief Executive Officer and Senior Vice President-Operations, respectively.

The proposed amendments are permitted under the GBCC and are consistent with the rules of the NASDAQ National Market System, upon which the Company's Common Stock is traded. The amendments are not the result of any specific efforts of which the Company is aware to accumulate the Company's securities or to obtain control of the Company. The Board, which unanimously approved each amendment and recommended that they be submitted to the Company's shareholders for adoption, does not presently contemplate recommending the adoption of any further amendments (beyond those proposed in this proxy statement) to the Articles of Incorporation or the Bylaws which would affect the ability of third parties to take over or change control of the Company. However, the Board of Directors may wish in the future to review the advisability of adopting other measures that may effect takeovers in the context of applicable law and judicial decisions.

Proposal Two--To amend the Articles of Incorporation to Divide the Board of Directors into Three Classes.

Background

The Bylaws now provide that the Board of  Directors  shall be comprised of eight
(8) Directors and that all Directors are to be elected to the Company's Board of Directors annually for a term of one year. The proposed amendment to the Ninth Article of the Articles of Incorporation provides that the Board shall be divided into three classes of directors, each consisting as nearly as possible of one-third of the Board, and for one-third of the Board to be elected each year. In addition, the proposed amendment provides that any vacancy in the Board of Directors resulting from the death, resignation or retirement of a director, or any other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office. In addition, the GBCC would allow shareholders to fill any such vacancy at the next annual meeting or at a special meeting duly convened for such purpose.

Effect of the Amendment

If the proposed amendments are adopted, the Company's directors will be divided into three classes. This will be accomplished at the 1999 Annual Meeting by electing two directors to serve (for a 1-year term) until the 2000 Annual Meeting, by electing three directors to serve (for a 2-year term) until the 2001 Annual Meeting, and by electing the remaining three directors to serve (for a 3-year term) until the 2002 Annual Meeting (in each case, until their respective successors are duly elected and qualified). Starting with the 2000 Annual Meeting, only directors of the class whose term is expiring would stand for election, and upon election each such director would serve a three-year term. In other words, eventually only one-third of the Board of Directors would stand for election each year, but would be elected for terms of three years. Since a change in a majority of the Board of Directors could only be accomplished after two successive annual meetings of shareholders, the staggered board of directors provides a degree of continuity of management and the policies formulated by the Board.

The Board of Directors would retain the ability to determine the number of directors within the limits prescribed by the Articles of Incorporation and Bylaws. Presently, the Bylaws limit the size of the board of directors to 13 directors. In Proposal Seven, the Company proposes to place this limitation in its Articles of Incorporation, and to require a minimum of 3 directors. In the event that the shareholders approve the staggered board of directors, the Georgia Business Corporation Code will require that any future increase or decrease in the number of directors be apportioned among the classes so as to make all classes as nearly equal as possible. Pursuant to the Georgia Business Corporation Code, a decrease in the number of directors will not shorten an incumbent director's term of office.

Reasons for the Amendment

The Board of Directors believes that the adoption of Proposal Two is advantageous to the Company and its shareholders for a number of reasons. Public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions in the company with the intent either of obtaining actual control of the company by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their shares by the company at a premium. Public companies also are potentially subject to inadequately priced or coercive bids for control through majority share ownership. These prospective acquirors may be in a position to elect a company's entire Board of directors through a proxy contest or otherwise, even though they do not own a majority of the company's outstanding shares at the time.

Advantages and Disadvantages

If Proposal Two is approved, a potential acquiror generally could not change a majority of the Company's directors until after two annual meetings of shareholders, unless such directors were removed for cause. By providing this additional time to the Board of Directors and eliminating the possibility of rapid removal of the Board, the directors of the Company will have the necessary time to most effectively satisfy their responsibility to the Company's shareholders to evaluate any proposal and to assess and develop alternatives without the pressure created by the threat of imminent removal. In addition, Proposal Two, by providing that directors will serve three-year terms rather than one-year terms, will enhance continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board. As a result, at any given time a majority of the Board of Directors will be knowledgeable and experienced about the Company and its business. The Board believes that this, in turn, will permit it more effectively to represent the interests of all shareholders, including responding to demands or actions by any shareholder or group.

For the same reasons, however, the adoption of Proposal Two may also deter certain mergers, tender offers or other takeover attempts which some or a majority of holders of the Company's voting stock may deem to be in their best interests. The proposed system of electing directors may make it more difficult for shareholders to change directors event where this may be considered desirable. Similarly, due to the smaller number of directors to be elected at each annual meeting the holders of a minority of the shares would be in a less favorable position to elect even a single director. Finally, it is important to note that the proposal would affect how directors of the Company are elected every year, whether or not the Company is threatened by a hostile takeover.

Other Matters

The Board of Directors has no knowledge of any present effort to gain control of the Company or to organize a proxy contest. In addition, there has been no problem in the past or at the present time with the continuity or stability of the Board of Directors. However, the Board of Directors believes that adopting Proposal Two is prudent, advantageous and in the best interests of shareholders because it will give the Board more time to fulfill its responsibilities to shareholders and it will provide greater assurance of continuity and stability in the composition and policies of the Board of Directors. The Board of Directors also believes such advantages outweigh any disadvantage relating to discouraging potential acquirors from attempting to obtain control of the Company.

The Board of Directors unanimously approved the proposed amendment. Adoption of the proposed amendment requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the proposed amendment.

Proposal Three--To Amend the Articles of Incorporation to Limit the Maximum Size of the Board of Directors to Thirteen Directors and to Require a Minimum Size of Three Directors.

The Board of Directors has proposed to amend the Ninth Article of the Articles of Incorporation to limit the size of the Board of Directors to a maximum of thirteen directors and to a minimum of three directors.

Presently, the Bylaws specify that Board of Directors may specify the size of the Board of Directors up to a maximum size of thirteen directors, and until otherwise specified the Board of Directors shall be comprised of eight directors. The proposed amendment will simply implement a lower limit on the size to which the Board of Directors might be changed in the future, and will place these limitations in the Articles of Incorporation.

Reasons for the Amendment

The Board of Directors recommends approval of Proposal Three because the fixing of a maximum and minimum number of Directors in the Articles of Incorporation would prevent a third party frustrating the benefits of the staggered board of directors proposed for adoption in Proposal Two. This is because when there is no limit on the maximum size of the Board of Directors, a person seeking majority representation on the Board of Directors who is able to obtain proxies representing a simple majority of the outstanding shares may be able to take control of the entire Board of Directors in a single meeting by first enlarging the size of the Board and then by filling the newly created directorships with his own nominees. Similarly, some or all of the benefits offered by a staggered board could be eliminated if the size of the Board were to be reduced below three directors (although it should be noted that the Georgia Business Corporation Code provides that a decrease in the number of directors will not shorten an incumbent director's term of office, so the benefits offered by a staggered board of directors could not be immediately eliminated by simply reducing the size of the Board of Directors.)

Effect of the Proposed Amendment

The proposed amendment would make it impossible for a shareholder or group of shareholders to gain control over the Board of Directors of the Company in the manner described above by preventing an increase in the Board of Directors beyond a certain size without an amendment to the Articles of Incorporation. Thirteen directors was selected as the maximum size of the Board of Directors because for many years the Company has had a Board of Directors of approximately 8 members, and a maximum slightly higher than the current size will allow the Board of Directors to moderately increase the size of the board of directors, if this ever becomes necessary or desirable, while maintaining the benefits provided by a staggered board of directors. The minimum size of three directors was selected because the board is proposed to be classified into three classes and three therefore is the smallest number of directors that may comprise the Board of Directors while maintaining the benefits provided by a staggered board of directors.

The Company has proposed including these limitations in the Articles of Incorporation rather than in the Bylaws for two reasons. First, although the Bylaws presently contain a limit on the maximum number of directors who may serve on the Board of Directors, the Bylaws presently can be amended to eliminate this limit on the maximum size of the Board of Directors by either a majority of the board of directors or by a majority of the shares present and voting at a meeting of shareholders. Including these limits in the Articles of Incorporation may make them more difficult to evade or to be eliminated since the approval of the shareholders generally would be required to further amend the Articles of Incorporation in the future; in contrast, if the provision were only contained in the Bylaws, it might be amended by the action of the Board of Directors alone. (The Company notes that it has proposed an amendment to the Articles of Incorporation to impose a requirement that two-thirds of the shares entitled to vote at a meeting of shareholders approve any amendment to the Bylaws, but the Company can not be certain that the Shareholders at this Annual Meeting will approve that proposal.) Second, the purpose of the limit on the size of the Board of Directors is related to the staggering of the terms of the Board of Directors, so it is appropriate to place these two provisions together in the Articles of Incorporation rather than to have one such provision in the Bylaws and the other in the Articles of Incorporation.

Advantages and Disadvantages

If Proposal Three is approved, and if the Company ever wished to reduce its size below three directors or increase its size above thirteen directors, the Company first would have to amend its Articles of Incorporation. Presently, this would require the approval of both the Board of Directors and a majority of the outstanding Common Stock, and in the future the approval of at least two-thirds of the shares represented at a meeting and voting would be required to so change the size of the Board of Directors. Such approvals would be time consuming and may be difficult to obtain.

On the other hand, approval of Proposal Three would ensure that the protections offered by the staggered board of directors are obtained.

Other Matters

The proposed amendment is consistent with the GBCC which provides that the Company may have a variable number of directors, subject to a specified minimum or maximum number of directors. There is no present intention to increase the size of the Board of Directors.

The Board of Directors unanimously approved the proposed amendment. Adoption of the proposed amendment requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the proposed amendment.

Proposal Four--To Amend the Articles of Incorporation to Limit Removal of Directors to Only Those Instances Where "Cause" For Removal Exists.

The Board of Directors has proposed to amend the Ninth Article of the Articles of Incorporation to provide that, subject to the rights of any Preferred Stock that may be issued in the future (such as a possible right to elect a director), all directors may be removed from office, but only for cause.

The GBCC does not specifically define "cause," and Georgia courts have not conclusively determined what constitutes "cause." Nevertheless, "cause" is generally understood to include fraud, criminal conduct, gross abuse of office amounting to a breach of trust, or similar misconduct. The Company has not attempted to define "cause" in order to avoid limiting the grounds for which a director might be removed.

Reasons for the Proposal

The Board of Directors believes that such a limitation on shareholders' ability to remove directors is necessary in order to ensure that the Company realizes the benefits provided by the staggered board of directors. If shareholders were to continue to be able to remove directors without cause, a person intent on taking control of the Company could do so by obtaining a simple majority of the votes and could do so in as quick as a single meeting by removing all of the directors and then electing his nominees to the Board of Directors. In addition, in the context of a contest for corporate control, an imminent threat of removal of the Company's management may severely curtail the Board of Directors' ability to negotiate effectively with purchasers. Management might be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals, and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken.

The GBCC generally permits shareholders to remove directors with or without cause, unless the Articles of Incorporation or Bylaws provide otherwise. Presently, the Articles of Incorporation provide that a director may be removed at any time in the manner provided in the Company's Bylaws, and the Company's Bylaws provide that a director may be removed only for cause. In addition, in the event that Proposal Two is approved and the terms of the directors become staggered, by virtue of the fact the Company's board is staggered the GBCC will provide that the directors may be removed only for cause unless the Articles of Incorporation or Bylaws provide otherwise. Nevertheless, presently the Company's Bylaws may be altered by the holders of a majority of all shares of stock entitled to vote at a meeting of shareholders, and such holders might amend the Bylaws in the future to allow removal of a director without cause, and such directors could then be removed without cause even if their terms are staggered. If this were to occur, the protections offered by a staggered board of directors could be easily frustrated. In order to ensure that the Bylaws are not changed to such effect, thereby enabling the protections of the staggered board of directors to be frustrated, the Board of Directors proposes to amend the Ninth Article of the Company's Articles of Incorporation to provide that a director may be removed only for cause.

Advantages and Disadvantages of the Proposal

Shareholders should recognize that the amendment will also make more difficult the removal of a director, even where a majority of the shareholders believe such removal to be in the best interests of the Company, and even in circumstances that do not constitute a takeover attempt. The proposed amendment will also make more difficult the removal of the incumbent board of directors who may be said to have an interest in retaining their positions as directors. The proposed amendment will make it impossible for someone who acquires voting control of the Company to remove immediately the incumbent directors who oppose such person and to replace them with more friendly directors, and will instead require such person to replace incumbent directors as their terms expire, which could take as long as three years if the proposal to stagger the terms of the Board of Directors is approved.

The Board of Directors unanimously approved the proposed amendment. Adoption of the proposed amendment requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the proposed amendment.

Proposal Five--To Amend the Articles of Incorporation to Authorize the Issuance of Preferred Stock.

Presently, the Company is authorized to issue 30 million shares of common stock, $.10 par value ("Common Stock"), and no shares of preferred stock. In addition, the Board of Directors has proposed an amendment to the Fifth Article of the Articles of Incorporation to authorize the Company to issue up to 20 million shares of preferred stock, no par value (the "Preferred Stock") from time to time.

As of September 28, 1999, there were approximately _________ shares of Common Stock outstanding, and an additional ________ shares of Common Stock were held in the Company's treasury; at the same time, there were neither any shares of Preferred Stock outstanding or held in the Company's treasury. The Amendment would allow the Board of Directors to issue Preferred Stock as shares of one or more series. Upon adoption of the amendment, the Board of Directors will, without further action by the shareholders, unless otherwise required by law or the rules of the NASDAQ Nation Market, be authorized to issue such Preferred Stock at such times, for such purposes, with such rights and preferences, and for such consideration as the Board of Directors may determine.

Reasons for the Proposed Amendment

The authorization of Preferred Stock is intended to have two purposes. First, it is intended to enhance the Company's ability to pursue acquisition activities by offering alternative methods to finance such activities. For example, the Company might finance an acquisition in whole or in part by issuing Preferred Stock to the company being acquired, to the shareholders of the company being acquired, or to a financial institution in exchange for cash which could then be used for such acquisition. The Company, however, has no present plans to pursue acquisition activities and has not yet decided to acquire any particular company. Nor does the Company have any present plan or commitment to issue any Preferred Stock. Of course, the Company instead could seek shareholder approval to issue Preferred Stock if and when the need arises, but the Company is seeking such approval now in order to avoid delays, to spare the expense and delay of a possible additional proxy solicitation and shareholder meeting, and to increase its flexibility and enable it to act promptly if appropriate circumstances arise which require the issuance of such stock.

Second, the authorization of Preferred Stock will enhance the Company's takeover defenses because the Board of Directors could then issue Preferred Stock in the future to persons it chooses with rights and relative powers as determined by the Board of Directors at the time of issuance and for such considerations as determined by the Board of Directors. This ability can be a powerful tool in defending a hostile takeover. For example, the Board could issue Preferred Stock to an investor that is friendly to the incumbent directors and who could be expected to vote against a particular takeover proposal; the issuance of such Preferred Stock to such a shareholder could in effect block a particular transaction. In addition, if a potential acquiror has already obtained a large block of the Company's stock, the Board of Directors could issue Preferred Stock and dilute such person's interests in the Company.

Effects of the Proposed Amendment

The proposed amendment would authorize the Board of Directors to issue Preferred Stock from time to time in one or more series and to determine the terms of each series. Each series of Preferred Stock could, as determined by the Board of Directors when such Preferred Stock is issued, rank, in respect to dividends and liquidation, senior to the Common Stock. The Board also could issue Preferred Stock that has greater voting power than the Common Stock. The issuance of Preferred Stock could dilute both the voting power and the economic value of the Common Stock. In establishing the terms of a series of Preferred Stock, the Board of Directors would be authorized to set, among other things, the number of shares, the dividend rate and preferences, the cumulative or non-cumulative nature of dividends, redemption provisions, sinking fund provisions, conversion rights, the amounts payable and preferences in the event of the voluntary or involuntary liquidation of the Company, and the voting rights in addition to those required by law. Such terms could include provision prohibiting the payment of Common Stock dividends or purchases by the Company of Common Stock in the event dividends or sinking fund payments on the Preferred Stock were in arrears. In the event of liquidation, the holders of Preferred Stock of each series might be entitled to receive an amount specified for such series by the Board of Directors before any payment could be made to the holders of Common Stock. The Amendment would require any such preferences, conversion and other
rights,   voting   powers,   restrictions,    limitations   as   to   dividends,
qualifications, and terms and conditions of redemption to be set forth in resolutions adopted by the Board of Directors, and contained articles of amendment to the Articles of Incorporation and filed with the Georgia Secretary of State prior to any issuance of such Preferred Stock to the extent and as is currently required by law.

The authorization of new shares of Preferred Stock will not, by itself, have any effect on the rights of holders of shares of Common Stock. Nevertheless, the issuance of one or more series of Preferred Stock could affect the holders of shares of the Common Stock in a number of respects, including the following: (a) if voting rights are granted to any newly issued series of Preferred Stock, the voting power of the Common Stock will be diluted; (b) the issuance of Preferred Stock may result in a dilution of earnings per share of the Common Stock; (c) dividends payable on any newly issued series of Preferred Stock will reduce the amount of funds available for payment of dividends on the Common Stock; and (d) future amendments to the Articles of Incorporation affecting the Preferred Stock may require approval by the separate vote of the holders of the Preferred Stock or in some cases the holders of shares of one or more series of Preferred Stock (in addition to the approval of the holders of shares of the Common Stock) before action can be taken by the Company.

In addition, the additional stock authorized by this proposed amendment could be issued by the Company, within the limits imposed by applicable law and the rules of the NASD, and used to discourage or defeat an attempt to change control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile bid.

There are no pre-emptive rights relating to the Company's Stock.

The Company has no present intention to issue any shares of Preferred Stock should the shareholders approve the amendment authorizing the issuance of Preferred Stock.

The Board of Directors unanimously approved the proposed amendment. Adoption of the proposed amendment requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the proposed amendment.

Proposal Six--To Amend the Articles of Incorporation To Authorize the Issuance of Additional Shares of Common Stock.

The Board of Directors has proposed an amendment to the Fifth Article of the Articles of Incorporation which would increase the number of authorized shares of Common Stock from 30 million shares to 120 million shares. Presently, the Company is authorized to issue 30 million shares of common stock, $.10 par value ("Common Stock"), and no shares of preferred stock. As of September 28, 1999, there were approximately ________ shares of Common Stock outstanding, and an additional _________ shares were held in the Company's treasury. If the amendment is adopted, and based on the number of outstanding shares of Common Stock as of September 28, 1999, there will be ___________ shares of Common Stock generally available for issuance.

Upon adoption of the amendment, the Board of Directors will, without further action by the shareholders, unless otherwise required by law or the rules of the NASDAQ National Market, be authorized to issue such Common Stock at such times, for such purposes, and for such consideration as the Board of Directors may determine. However, presently there are a total of ___________ shares of Common Stock reserved for issuance under the Company's various stock option plans and in connection with warrants issued in connection with the Company's acquisition of Dominion Biologicals in 1996. In addition, a large number of these authorized but unissued shares are needed in order for the Company's shareholder rights agreement operates as intended, as described in greater detail below.

Reasons for the Proposed Amendment

The Board of Directors of the Company believes that it is desirable to have additional authorized shares of Common Stock available for possible future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. First, the Board expects that the ability to issue such shares will enhance the Company's ability to pursue acquisition activities by offering alternative methods to finance such activities. For example, the Company might finance an acquisition in whole or in part by issuing Common Stock to the company being acquired, to the shareholders of the company being acquired, or to a financial institution in exchange for cash which could then be used for such acquisition. The Company, however, has no present plans to pursue acquisition activities and has not yet decided to acquire any particular company. Nor does the Company have any present plan or commitment to issue any Common Stock.

Also, the authorization of Common Stock will enhance the Company's takeover defenses because the Board of Directors can issue such Common Stock in the future to persons it chooses for such consideration as determined by the Board of Directors. This ability can be a powerful tool in defending a hostile takeover. For example, the Board could issue Common Stock to an investor that is friendly to the incumbent directors and who could be expected to vote against a particular takeover proposal; the issuance of a sufficiently large block of Common Stock to such a shareholder could in effect block a particular transaction. In addition, if a potential acquiror has already obtained a large block of the Company's stock, the Board of Directors could issue Common Stock and dilute such person's interests in the Company.

In this regard, it should be noted that the Board adopted a Rights Agreement under which all shareholders of record as of the close of business on April 20, 1999 received rights pursuant to a Shareholder Rights Agreement with a term of 10 years to purchase additional shares of Immucor's Common Stock. This Shareholder Rights Agreement provides the Company with certain anti-takeover protections, but requires a large amount of authorized but unissued stock in order to operate properly. The authorization of additional Common Stock is also intended to facilitate the operation of the Rights Agreement, should it ever become necessary to issue stock in connection with the Rights. See "The
Company's Other Anti-Takeover Defenses," [page _]. The authorization of additional Common Stock facilitates the operation of the Rights Agreement because the Company would then have a sufficient number of authorized shares of Commons Stock to issue upon exercise of the Rights, should they ever become exercisable. Such stock is not strictly necessary for the operation of the Rights Agreement, since the Company can distribute other property or securities if it has insufficient authorized but unissued Common Stock, but the existence of such stock will facilitate the exercise of the Rights because the Company could more easily and quickly distribute such stock upon exercise of the Rights than it could other types of property or securities.

Of course, the Company instead could seek shareholder approval to issue Common Stock if and when the need arises, but the Company is seeking such approval now in order to avoid delays, to spare the expense and delay of a possible additional proxy solicitation and shareholder meeting, and to increase its flexibility and enable it to act promptly if appropriate circumstances arise which require the issuance of such stock. Also, it should be noted that the Company has more than 22.5 million shares authorized but unissued shares available for the purposes described above, but the Company is seeking shareholder approval in light of the number of shares that are reserved for issuance in connection with stock options and in connection with the Shareholder Rights Agreement.

While the Board does not have any specific plans, arrangements, understandings, agreements, negotiations or commitments for the issuance of additional shares, except as contemplated under the shareholder Rights Agreement, employee stock options, and the warrants mentioned above, the Company may consider issuing such shares in connection with any future acquisitions.

Effects of the Proposed Amendment

The proposed amendment would authorize the Board of Directors issue Common Stock from time to time. The issuance of Common Stock could dilute both the voting power and the economic value of the outstanding Common Stock. The issuance of Common Stock also may result in a dilution of earnings per share of the Common Stock.

Having such additional authorized shares of Common Stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders meeting.

However, while the Board of Directors is of the opinion that the proposed Amendment is in the best interests of the Company, the Board recognizes that there may be some disadvantages. The authorization of new shares of Common Stock will not, by itself, have any effect on the rights of holders of shares of Common Stock. Nevertheless, the issuance of one or more series of Common Stock could affect the holders of shares of the Common Stock in a number of respects, For example, the voting power of the outstanding Common Stock will be diluted to the extend additional shares of Common Stock are issued in the future. Also, the issuance of Common Stock may result in a dilution of earnings per share of the Common Stock.

In addition, the additional stock authorized by this proposed amendment could be issued by the Company, within the limits imposed by applicable law and the rules of the NASD, and used to discourage or defeat an attempt to change control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile bid. In addition, the shares of Common Stock may be issued in the event that the Rights issued in connection with the Company's Shareholder Rights Agreement are exercised.

There are no pre-emptive rights relating to the Company's Stock.

The Company has no present intention to issue any shares of Common Stock should the shareholders approve the amendment authorizing the issuance of additional Common Stock.

The Board of Directors unanimously approved the proposed amendment. Adoption of the proposed amendment requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the proposed amendment.

Proposal Seven-- To Amend the Articles of Incorporation to Require Approval by a Two-Thirds Majority of the Shareholders to Amend the Company's Articles of Incorporation or Bylaws.

Under the GBCC and as presently provided by the Articles of Incorporation and the Bylaws, generally a majority of the shares entitled to vote must approve an amendment to the Articles of Incorporation or Bylaws. In addition, the Bylaws presently may be amended by a majority of the Board of Directors present at a meeting of directors at which a quorum is present. The Board of Directors has proposed amending the Articles of Incorporation by adding a new Twelfth Article which would require that any provision of the Articles of Incorporation or the By-Laws may not be amended, altered, changed or repealed in any respect unless such action is approved by the affirmative vote of more than two-thirds of the votes cast by the shares within each voting group represented at a meeting of the shareholders duly called for such purpose.

Reasons for the Amendment

The purpose of the proposed amendment is to prevent the purposes of the various provisions of the Articles of Incorporation and Bylaws, especially the other proposed amendments relating to control of the Company, from being thwarted by simply amending the Articles of Incorporation or Bylaws to repeal such measures or otherwise make a change of control easier.

Effect of the Amendment

The principal effect of the amendment is to make it more difficult for the shareholders to amend any part of the Company's Articles of Incorporation or Bylaws in the future. The amendment will have this effect on all future amendments, whether or not such future amendment has any relevance to the Company's takeover defenses, and even if such action is deemed desirable or beneficial to the holders of more than a majority (although less than two-thirds) of the voting power of the Company's outstanding capital stock.

Another possible effect of the amendment is to grant an effective veto with respect to any proposed amendment of the Articles of Incorporation or Bylaws to the holders of one-third of the Company's shares. In this regard, it should be noted that at the present time all directors and executive officers of the Company as a group (ten persons) beneficially own _____ of the Company's shares. In addition, Wellington Management Company, LLP beneficially owns 5.3% of the Company's shares, based on such person's filings with the SEC. To the knowledge of the Company and its Board of Directors, Wellington Management Company, LLP. is not affiliated with any director or executive officer of the Company. The Company does not believe that such the provision grants effective veto power over future amendments to the Articles of Incorporation or Bylaws to either the Company's Management or any other shareholder or group of shareholders known to the Board of Directors to be a group. However, there can be no assurance that this will remain the case since such persons may acquire additional shares in the future and/or may form groups with other shareholders in the future.

Proposal Seven will make it more difficult to alter the structure of the Company in the future.

Other matters

Such a "super-majority" voting requirement is permitted by the GBCC and may be implemented by amending the Articles of Incorporation. Such amendment must be approved in accordance with the voting requirement in effect at the time of its adoption--presently a majority of the votes entitled to be cast. In contrast, if this proposal were adopted and the Company later attempted to remove such provision from its Articles of Incorporation, the GBCC would require the affirmative vote of more than two-thirds of the votes cast by the shares within each voting group represented at a meeting of the shareholders duly called for such purpose since an amendment to the Articles of Incorporation would be required in order to eliminate this provision. In other words, although a simple majority of all of the shares outstanding at the time of the annual meeting could approve the amendment to impose a two-thirds majority voting requirement, after such amendment is approved it would then take a two-thirds majority of the shares voting at a meeting to change or repeal such requirement.

Except as provided elsewhere in this proxy statement, the Board of Directors is not currently contemplating any transaction which would require the vote of the shareholders of the Company, nor does it have any information that anyone else is contemplating such a transaction. In addition, the Board of Directors has no knowledge of any efforts by or intention of anyone to obtain control of the Company or acquire large amounts of its voting stock or other securities.

The Board of Directors unanimously approved the proposed amendment. Adoption of the proposed amendment requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the proposed amendment.

Proposal Eight--To Ratify the Adoption by the Board of Directors of Bylaws which Indemnify Immucor's Executive Officers.

Since the last annual meeting of shareholders, the Board of Directors of the Company amended portions of the Eighth Article of the Bylaws to obligate the Company to indemnify the executive officers of the Company in certain situations. Principally, this was accomplished by adding a new Section 8.2(b) to the Bylaws. The full text of the Eighth Article of the Bylaws, including Section 8.2(b), is included at Exhibit B. The description of the Eighth Article of the Bylaws contained herein is qualified in its entirety by reference to Exhibit B.

Georgia law  generally  allows a  corporation  to obligate  itself in advance to indemnify its executive officers, subject to certain limitations. These limitations are that the person seeking indemnification must have conducted themselves in good faith and reasonably believed that: (a) in the case of conduct in his or her official capacity, that such conduct was in the best interest of the Company; (b) in all other cases, that such conduct was at least not opposed to the best interests of the Company; and (c) in the case of any criminal proceeding, that the individual had no reasonable cause to believe such conduct was unlawful. The GBCC also generally prohibits the Company from indemnifying an officer or director in connection with any proceeding with respect to conduct for which the officer or director is adjudged liable on the basis that he received an improper personal benefit, or, except for reasonable expenses in connection with the proceeding provided the director has met all other conditions, in connection with a proceeding by or in the right of the Company such as so-called "derivative" lawsuits.

The provision of the Bylaws that obligates Immucor to indemnify its executive officers and which the Board adopted since the last annual meeting is not limited by a requirement that the person seeking indemnification must have conducted themselves in good faith and reasonably believed that: (a) in the case of conduct in his or her official capacity, that such conduct was in the best interest of the Company; (b) in all other cases, that such conduct was at least not opposed to the best interests of the Company; and (c) in the case of any criminal proceeding, that the individual had no reasonable cause to believe such conduct was unlawful. For this reason, this provision of the Bylaws is not in accordance with the GBCC to the extent that an executive officer who had not met the relevant standards of conduct might seek indemnification from the Company under this provision of the Bylaws, and it would violate Georgia law for the Company to indemnify the executive officer in such a case. However, the GBCC authorizes a corporation to indemnify its directors and executive officers without such limitations, provided that the bylaw containing such obligation to indemnify is ratified by the shareholders. For this reason, the Board of Directors seeks the shareholders' ratification of the its recent amendments to the Eighth Article of the Bylaws which obligate the Company to indemnify its executive officers. The shareholders, at the 1987 annual meeting of shareholders, ratified a similar provision of the Bylaws which applies to Directors, and the Board is now asking the shareholders to ratify a new provision which applies to the executive officers of the Company.

Reasons for the Proposal

The Board of Directors believes that the proposed amendments are desirable so that the Company can retain and continue to attract responsible individuals to serve as its executive officers in light of the present, difficult environment in which such persons must serve. To date, the Company has not had any difficulty in attracting or retaining its present executive officers, and no person has resigned as an executive officer because of the risk of litigation. However, in recent years, investigations, claims, actions, suits or proceedings (including shareholder derivative suits) seeking to impose liability on, or involving as witnesses, officers of publicly held corporations have become the subject of much discussion. Such proceedings are typically extremely expensive whatever their eventual outcome. Even in proceedings in which an officer is not named as a defendant, such individual may incur substantial expenses or attorneys' fees if he or she is called as a witness or becomes involved in a proceeding in any other way. As a result, an individual may conclude that potential exposure to the costs and risks of proceedings in which he may become involved exceeds any benefit to him from serving as an executive officer of a publicly held corporation. This is especially true in the context of a contest for control of the Company, where participants in such contests may challenge the decisions of the Company's executive officers by suing them personally. The Board of Directors hopes that the Company's ability to indemnify the executive officers will help ensure that such individuals will feel free to act in the best interests of the Company and will place the Company's interests are above their own.

Effect of the Proposal

The effect of a favorable vote would be that the Bylaw would then have been ratified by the shareholders and therefore bring it into compliance with the GBCC. As a result, the Company could then indemnify its executive officers in accordance with its Bylaws even where the executive officer had not met the relevant standards of conduct for indemnification. That is, the Company could indemnify the executive officer even if the executive officer had not conducted himself in good faith and did not believe or could not have reasonably believed:
(a) in the case of conduct in his official capacity, that his conduct was in the best interest of the Company; (b) in all other cases, that his conduct was at least not opposed to the best interests of the Company; and (c) in the case of any criminal proceeding, that he had no reasonable cause to believe such conduct was unlawful, provided that the executive officer satisfies all other requirements for indemnification.

The executive officers note their conflict of interest in recommending Proposal Eight since they would benefit from such indemnification at the expense of the Company as a whole. The GBCC addresses this conflict by requiring that shares owned or voted under the control of a person who at the time is not disinterested with respect to any existing or threatened proceeding for which this proposal would have the effect of authorizing indemnification may not be voted.

If Proposal Eight is not approved, the Company may still indemnify the executive officers provided that such executive officer met the relevant standard of conduct. Further, the executive officers would continue to have a right to indemnification as provided under the GBCC provided that the executive officer is wholly successful in the defense of the proceeding and indemnification is not otherwise prohibited.

Other effects of ratification of the Bylaws would be to limit the ability of the Company and its shareholders to recover monetary damages from executive officers for certain breaches of their duties to the Company. A damage award that is not covered by insurance and for which the Company is obligated to indemnify an executive officer would affect a shareholder's investment in the Company.
Individual shareholders voting in favor of ratifying the expanded indemnification provisions may be estopped from thereafter asserting that such provisions are invalid or unenforceable.

Other Matters

The provisions of the Eighth Article, as amended, would apply to all claims asserted after its approval by the shareholders, regardless of the date of alleged acts or omissions from which they arise. The Company has not received notice of any Proceeding against an executive officer of the Company to which the protections and benefits under the amended Bylaws might apply. In addition, these provisions are not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any executive officer.

The Board of Directors unanimously approved the provisions of Article Eight. Adoption of the proposal to ratify the indemnification bylaws requires the affirmative vote of a majority of the votes entitled to be cast (other than shares owned or voted under the control of a person who at the time is not disinterested with respect to any existing or threatened proceeding that would be covered by the proposal) at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the proposal to ratify the indemnification bylaws.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young LLP, Atlanta, Georgia, acted as the Company's independent certified public accountants for the fiscal year ended May 31, 1999. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Company has not yet selected anyone to act as the Company's independent certified public accountants for its fiscal year ending May 31, 2000. The Board makes such a selection annually at an Audit Committee meeting at the end of the calendar year.

                                  MISCELLANEOUS

The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone, telegraph or otherwise. The Company will furnish without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended May 31, 1999, including financial statements and schedules thereto, to any record or beneficial owner of its Common Stock as of September 28, 1999, who requests a copy of such report. Any request for the Form 10-K should be in writing addressed to: Steven C. Ramsey, Vice President - Chief Financial Officer and Secretary, Immucor, Inc., 3130 Gateway Drive, PO Box 5625, Norcross, GA 30091-5625. If the person requesting the Form 10-K was not a shareholder of record on September 28, 1999, the request must include a representation that such person was a beneficial owner of Common Stock of the Company on that date. A copy of any exhibits to the Form 10-K will be furnished on request and upon the payment of the Company's expenses in furnishing such exhibits.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company's 2000 annual meeting must be received by the Company no later than June 14, 2000 in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy for that meeting. If a proposal intended to be presented by a shareholder at the 2000 annual meeting, for which the shareholder does not seek inclusion in the Company's Proxy Statement and form of Proxy for that meeting, is not received by the Company by August 5, 2000, then the management proxies appointed in the enclosed Proxy will be allowed to use their discretionary voting authority with respect to the proposal.

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

 The Board of Directors knows of no matters other than those stated above which are to be brought before the Meeting. However, if any other matter should be presented for consideration and voting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment on such matter.

                                By Order of the Board of Directors



                                STEVEN C. RAMSEY,
                                Secretary

                                October 1, 1999

Appendix A

                                 REVOCABLE PROXY

                                  IMMUCOR, INC.

                ANNUAL MEETING OF SHAREHOLDERS--NOVEMBER 4, 1999

         The undersigned shareholder(s) of Immucor, Inc. (the "Company") hereby appoints, constitutes and nominates the Edward L. Gallup and Ralph A. Eatz, and each of them, the attorney, agent and proxy of the undersigned, with individual power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, November 4, 1999, at 4:00 p.m., local time, at the Holiday Inn Select-Peachtree Corners, 6050 Peachtree Industrial Blvd., Norcross, Georgia 30071, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

         1. ELECTION OF DIRECTORS. To elect the following eight people as directors as follows: (a) if Proposal Number Two (Classified Board) is approved, to elect Dan McKeithan and Nino DeChirico to serve until the annual meeting of shareholders in 2000, to elect Bruce Papesh, Joe Rosen, and Ralph Eatz to serve until the annual meeting of shareholders in 2001, and to elect Didier Lanson, Dennis Smith and Ed Gallup to serve until the annual meeting of shareholders in 2002; or (b) if Proposal Number Two is not approved, to elect Ralph Eatz, Edward
L. Gallup, Nino DeChirico, Didier Lanson, Dan McKeithan, Bruce Papesh, Joe Rosen, and Dennis Smith to serve until the next annual meeting and until their successors are qualified.

                    [__] FOR [__] AGAINST [__] For All Except

(Instructions: To withhold authority to vote for any nominee, mark the "For All Except" box and strike a line through the nominee's name in the list provided above. Any proxy card executed in such a manner as to not withhold authority to vote for the election of any nominee shall be deemed to grant authority to vote "For" such nominee.)

         2. CLASSIFIED BOARD. To approve an amendment to the Company's articles of incorporation (the "Articles of Incorporation") to divide the Board of Directors into three classes.

                       [__] FOR [__] AGAINST [__] ABSTAIN

         3. SIZE OF BOARD. To approve an amendment to the Articles of Incorporation to set the minimum size of the Board of Directors at three (3), and to limit the maximum size of the Board of Directors to thirteen (13) directors.

                       [__] FOR [__] AGAINST [__] ABSTAIN

         4. REMOVAL FOR CAUSE. To approve an amendment to the Articles of Incorporation to limit removal of directors to instances where "cause" for such removal exists.

                       [__] FOR [__] AGAINST [__] ABSTAIN

         5. PREFERRED STOCK. To approve an amendment to the Company's Articles of Incorporation to authorize the issuance of Preferred Stock on terms and with such rights and preferences as may be determined from time to time by the Board of Directors.

                       [__] FOR [__] AGAINST [__] ABSTAIN

         6. COMMON STOCK. To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 120,000,000.

                       [__] FOR [__] AGAINST [__] ABSTAIN

         7. AMENDMENTS. To amend the Articles of Incorporation to require approval by a two-thirds majority of the shareholders to amend the Articles of Incorporation or Bylaws.

                       [__] FOR [__] AGAINST [__] ABSTAIN

         8. INDEMNIFICATION BYLAWS. To ratify the adoption by the Board of Directors of bylaws which indemnify Immucor's executive officers.

                       [__] FOR [__] AGAINST [__] ABSTAIN

         9. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof. The Board of Directors recommends a vote FOR each of the foregoing proposals. If any other business is properly presented at the Annual Meeting, this Proxy shall be voted in accordance with the judgment of the proxy holders.

--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THEBOARD OF DIRECTORS.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS USE. Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated October 4, 1999.

Dated: _________________, 1999                [__]     Check Box if You Plan
                                                        to Attend Meeting

------------------------------              ------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



------------------------------              ------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------

     Exhibit A--Text of Proposed amendments to the Articles of Incorporation

                            ARTICLES OF INCORPORATION

                                       OF

                                  IMMUCOR, INC.

 (Composite as of December 22, 1989 Restated as of _________, 1999,
                            unless otherwise noted)

First:   The name of the corporation is IMMUCOR, INC.

Second:  The corporation is organized pursuant to the provisions of the Georgia
          Business Corporation Code.

Third:   The period of its duration is perpetual.

Fourth:  The purpose or purposes for which the corporation is organized are:

         All lawful purposes, including, but not limited to, manufacturing and sale of diagnostic blood bank reagents.

         FIFTH: The corporation shall have authority, exercisable by its Board of Directors, to issue not more than 30,000,000 shares of The total number of shares of all classes of stock which the Corporation shall have authority to issue is 120,000,000, of which 100,000,000 shares shall be designated as common voting stock of $.10 par value per share (the "Common Stock") and 20,000,000 shares shall be designated as preferred stock, no par value (the "Preferred Stock"). The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment shall be filed with the Georgia Secretary of State as required by law to be filed with respect to issuance of such Preferred Stock, prior to the issuance of any shares of such series.

         The corporation shall have the authority to acquire shares of its capital stock out of its unreserved and unrestricted earned surplus and capital surplus available therefor as otherwise provided by law.

         SIXTH: The corporation will not commence business until it has received the sum of five hundred dollars ($500.00) as consideration for the issuance of shares.

         SEVENTH: The address of the initial registered office of the corporation is 2 Peachtree Street, N.W., c/o CT Corporation System, Atlanta, Georgia 30383 and the name of its initial registered agent at such address is CT Corporation System.

         EIGHTH: No shareholder of this corporation shall by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of this corporation, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized.

NINTH: The number of directors constituting the board of directors shall be Four; and the names and addresses of each person who is to serve as a member thereof are: Earl W. Brian, M.D., 11 Hanover Square, New York, New York 10005; Edward L. Gallup, 6204 Park Avenue, Atlanta, Georgia, 30342; Ralph A. Eatz, 210 Smoke Rise Circle, Marietta, Georgia, 30367; Roy L. Cameron, Jr., 258 Kings Highway East, Haddonfield, New Jersey, 08033 determined by resolution of the board of directors in accordance with the bylaws, but shall be no more than thirteen nor fewer than three. The board of directors shall be divided into three classes as nearly equal in number as possible with respect to the first time for which they shall severally hold office. Directors of the First Class chosen shall hold office until the first annual meeting of the shareholders following their election; directors of the Second Class first chosen shall hold office until the second annual meeting following their election; and directors of the Third Class first chosen shall hold office until the third annual meeting following their election. At each annual meeting of shareholders held thereafter, directors shall be chosen for a term of three (3) years to succeed those whose terms expire. Any vacancy in the Board of Directors resulting from the death, resignation or retirement of a director, or any other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office. Any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes authorized by the requisite vote of shareholders as nearly equal in number as possible.

         Subject to the rights, if any, of the holders of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause.

         TENTH:  The names and addresses of the incorporators are:

         NAMES                               ADDRESSES

B.  J.  Verdon                               123 South Broad Street
                                             Philadelphia, Pennsylvania 19109

George Lewis                                 123 South Broad Street
                                             Philadelphia, Pennsylvania 19109

Timothy F.  O'Connell                        123 South Broad Street
                                             Philadelphia, Pennsylvania 19109


         ELEVENTH: The personal liability of a director of the corporation to the corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director shall be limited to an amount not exceeding said director's compensation for services as a director during the twelve-month period immediately preceding such breach, except that a director's liability shall not be so limited for

(i) any appropriation, in violation of the director's duties, of any business opportunity of the corporation,

(ii) acts or omissions which involved intentional misconduct or a knowing violation of law,

(iii)liability   under  Section   14-2-832  (or  any   successor   provision  or
     redesignation thereof) of the Georgia Business Corporation Code, and

(iv) any transaction from which the director derived an improper personal benefit.

         For purposes of this Article Eleventh, a director's compensation for serving as a director shall not include amounts received as reimbursement for expenses, or for services as an officer, employee or agent.

         If at any time the Georgia Business Corporation Code shall have been amended to authorize the further elimination or limitation of the liability of a director, then the liability of each director of the corporation shall be eliminated or limited to the fullest extent permitted by such Code, as so amended, without further action by the shareholders, unless the provisions of the Georgia Business Corporation Code, as amended, require further action by the shareholders.

         Any repeal or modification of the foregoing provisions of this Article Eleventh shall not adversely affect the elimination or limitation of liability or alleged liability of any director of the corporation pursuant to Article Eleventh as in effect prior to such repeal or modification, for or with respect to any acts or omissions of such director prior to such repeal or modification.

         TWELFTH: The provisions of these Articles of Incorporation or the By-Laws of the Company may not be amended, altered, changed or repealed in any respect unless such action is approved by the affirmative vote of more than two-thirds of the votes cast by the shares within each voting group represented at a meeting of the shareholders duly called for the consideration of such amendment, alteration, change or repeal.

             Exhibit B--Text of Article VIII of the Company's Bylaws

                                  ARTICLE VIII

                                 Indemnification

         8.1 Indemnification of Directors. The Corporation shall indemnify and hold harmless any person (an "Indemnified Person") who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including any action or suit by or in the right of the corporation) by reason of the fact that he is or was a director of the corporation, against expenses (including, but not limited to, attorney's fees and disbursements, court costs and expert witness fees), and against any judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided, that no indemnification shall be made in respect of (a) expenses, judgments, fines and amounts paid in settlement attributable to (i) any appropriation, in violation of such person's duty to the corporation, of any business opportunity of the corporation, (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) liability under Section 14-2-832 of the Georgia Business Corporation Code, and (iv) any transaction from which such person derived an improper personal benefit, or (b) any other judgments, fines and amounts paid in settlement to the extent that such amounts do not exceed liability limits, if any, set forth in the corporation's articles of incorporation.

8.2           Indemnification of Officers and Others.

a. The Board of Directors shall have the power to cause the Corporation to provide to officers, employees, and agents of the Corporation all or any part of the right to indemnification and other rights of the type provided under Sections 8.1, 8.5, and 8.11 of this Article Eight (subject to the conditions, limitations, and obligations specified therein, but not subject however to the limitation imposed under clause (b) of Section 8.1 of this Article Eight), upon a resolution to that effect identifying officers, employees, or agents (by position or name) and specifying the particular rights provided, which may be different for each of the officers, employees and agents identified. Each officer, employee, or agent of the Corporation so identified shall be an "Indemnified Person" for purposes of the provisions of this Article Eight.

b. The Corporation shall indemnify and hold harmless those officers identified as executive officers in the Corporation's reports and filings with the United States Securities and Exchange Commission (the "Executive Officer") who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including any action or suit by or in the right of the corporation) by reason of the fact that he is or was an officer or agent of the corporation, against expenses (including, but not limited to, attorney's fees and disbursements, court costs and expert witness fees), and against any judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided, that no indemnification shall be made in respect of expenses, judgments, fines and amounts paid in settlement attributable to (i) any appropriation, in violation of such person's duty to the corporation, of any business opportunity of the corporation, (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) liability under
Section 14-2-832 of the Georgia Business Corporation Code, and (iv) any transaction from which such person derived an improper personal benefit. Each Executive Officer shall be an "Indemnified Person" for purposes of the provisions of this Article Eight.

         8.3 Subsidiaries. The Board of Directors shall have the power to cause the Corporation to provide to any director, officer, employee, or agent of the Corporation who also is a director, officer, trustee, general partner, employee, or agent of a Subsidiary (as defined below), all or any part of the right to indemnification and other rights of the type provided under Sections 8.1, 8.5, and 8.11 of this Article Eight (subject to the conditions, limitations, and obligations specified therein with regard to amounts actually and reasonably incurred by such person by reason of the fact that he is or was a director, officer, trustee, general partner, employee or agent of the Subsidiary. The Board of Directors shall exercise such power, if at all, through a resolution identifying the person or persons to be indemnified (by position or name) and the Subsidiary (by name or other classification), and specifying the particular rights provided, which may be different for each of the directors, officers, employees and agents identified. Each person so identified shall be an "Indemnified Person" for purposes of the provisions of this Article Nine. As used in this Article Nine, "Subsidiary" shall mean (i) another corporation, joint venture, trust, partnership or unincorporated business association more than twenty percent (20%) of the voting capital stock or other voting equity interest of which was, at or after the time the circumstances giving rise to such action, suit or proceeding arose, owned, directly or indirectly, by the corporation, or (ii) a nonprofit corporation which receives its principal financial support from the corporation or its subsidiaries.

         8.4 Determination. Notwithstanding any judgment, order, settlement, conviction, or plea in any action, suit or proceeding of the kind referred to in
Section 8.1 of this Article Eight, an Indemnified Person shall be entitled to indemnification as provided in such Section 8.1 unless a determination that such Indemnified Person is not entitled to such indemnification (because of the applicability of clause (a) or (b) of such Section 8.1) shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not seeking the benefits of such indemnification; or (ii) if such quorum is not obtainable, or, even if obtainable if a quorum of such disinterested directors so directs, in a written opinion by independent legal counsel (which counsel may be the outside legal counsel regularly employed or retained by the corporation); or (iii) if a quorum cannot be obtained under (i) above and in the absence of a written opinion by independent legal counsel by majority vote or consent of a committee duly designated by the Board of Directors (in which designation interested directors may participate), consisting solely of one or more directors who are not seeking the benefit of such indemnification. Provided, however, that notwithstanding any determination pursuant to the preceding sentence, if such determination shall have been made at a time that the members of the Board of Directors, so serving when the events upon which such Indemnified Person's liability has been based occurred, no longer constitute a majority of the members of the Board of Directors, then such Indemnified Person shall nonetheless be entitled to indemnification as set forth in such Section 8.1 unless the Company shall carry the burden of proving, in an action before any court of competent jurisdiction, that such Indemnified Person is not entitled to indemnification because of the applicability of clause (a) or
(b) of such Section 8.1.

         8.5 Advances. Expenses (including, but not limited to, attorneys' fees and disbursements, court costs, and expert witness fees) incurred by the
Indemnified Person in defending any action, suit or proceeding of the kind described in Section 8.1 or 8.2 hereof shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding only upon:
(i) the Indemnified Person delivering the affirmation and the undertaking described in subparagraph (c) of Section 856 of the Code (whether or not such Indemnified Person is a director), and (ii) the Board of Directors shall not have made a determination, (any such determination to be made in the manner described in Section 8.4 of these Bylaws), that the person seeking indemnification is not entitled to indemnification because such person's conduct constitutes behavior of the type described in either clauses (a) or (b) of
Section 8.1 of these Bylaws or clauses (i), (ii), (iii) or (iv) of Section 8.2(b) of these Bylaws. The Corporation may make the advances contemplated by this Section 8.5 regardless of the Indemnified Person's financial ability to make repayment. Any advances and undertakings to repay pursuant to this Section
8.5 shall be on such terms and conditions as the Board of Directors shall determine from time to time, and may be unsecured and interest-free.

         8.6 Non-Exclusivity; Continuing Benefits. The indemnification and advancement of expenses provided by this Article Eight shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any provision of the Articles of Incorporation, or any Bylaw, resolution, agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation, as the case may be, and shall inure to the benefit of the heirs,, executors and administrators of such a person.

         8.7 Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, general partner, employee, or agent of another corporation, nonprofit corporation, joint venture, trust, partnership, unincorporated business association or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article Eight.

         8.8 Notice. If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three (3) months from the date of such payment, and in any event, within fifteen (15) months from the date of such payment, send by first class mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amount paid and the nature and status at the time of such payment of the litigation or threatened litigation.

         8.9 Security. The Corporation may designate certain of its assets as collateral, provide self-insurance or otherwise secure its obligations under this Article Eight, or under any indemnification agreement or plan of indemnification adopted and entered into in accordance with the provisions of this Article Eight, as the Board of Directors deems appropriate.

         8.10 Amendment. Any amendment to this Article Eight that limits or otherwise adversely affects the right of indemnification, advancement of expenses, or other rights of any Indemnified Person hereunder shall, as to such Indemnified Person, apply only to claims, actions, or proceedings based on actions, events, or omissions (collectively, "Post Amendment Events") occurring after such amendment and after delivery of notice of such amendment to the Indemnified Person so affected. Any Indemnified Person shall, as to any claim, action, suit or proceeding based on actions, events, or omissions occurring prior to the date of receipt of such notice, be entitled to the right of indemnification, advancement of expenses, and other rights under this Article Eight to the same extent as had such provisions continued as part of the Bylaws of the Corporation without such amendment. This Section 8.10 cannot be altered, amended, or repealed in a manner effective as to any Indemnified Person (except as to Post Amendment Events) without the prior written consent of such Indemnified Person. The Board of Directors may not alter, amend or repeal any provision of this Article Eight in a manner that extends or enlarges the right of any person to indemnification or advancement of expenses hereunder, except with the approval of the holders of a majority of all the shares of capital stock of the corporation entitled to vote thereon at a meeting called for such purpose.

         8.11 Agreements. The provisions of this Article Eight shall be deemed to constitute an agreement between the Corporation and each Person entitled to indemnification hereunder. In addition to the rights provided in this Article Eight, the Corporation shall have the power, upon authorization by the Board of Directors, to enter into an agreement or agreements providing to any person who is or was a director, officer, employee or agent of the Corporation indemnification rights substantially similar to those provided in this Article Eight.

         8.12  Successors.  For  purposes  of  this  Article  Eight,  the  terms
"Corporation" or "this Corporation" shall include any corporation, joint venture, trust, partnership, or unincorporated business association which is the successor to all or substantially all of the business or assets of this Corporation, as a result of merger, consolidation, sale, liquidation, or otherwise, and any such successor shall be liable to the persons indemnified under this Article Eight on the same terms and conditions and to the same extent as this Corporation.

         8.13 Additional Indemnification. In addition to the specific indemnification rights set forth herein, the Corporation shall indemnify each of its directors and officers to the full extent permitted by action of the Board of Directors without shareholder approval under the Code or other laws of the State of Georgia as in effect from time to time.